U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): December 12, 2000


                        ANDEAN DEVELOPMENT CORPORATION
                        ------------------------------
            (Exact name of registrant as specified in its charter)


     Florida                       33-90696                     65-0648697
 -------------------               --------                     ----------
 (State or other                  (Commission                (IRS Employer
jurisdiction of                 File Number)               Identification No.)
incorporation)


     1224 Washington Avenue, Miami Beach, Florida                     33154
          ----------------------------------------------              -----
        (Address of principal executive offices)                   (Zip Code)


        Registrant's telephone number, including area code (305) 531-1174
                                                           --------------


Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On June 13, 2000, the Registrant engaged Spear, Safer, Harmon & Co, to act as the Registrant's independent certified public accountant. The contract with Spear, Safer, Harmon & Co. lapsed and the Registrant declined to renew the engagement for reasons outlined below.

         Since the Registrant appointed Spear, Safer, Harmon & Co. on or before June 13, 2000, there have been no disagreements with Spear, Safer, Harmon & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events. The Auditors Reports on the financial statements for the Registrant since the fiscal year ended December 1995 did not contain any adverse opinion or a disclaimer of opinion.

         To the Registrant's knowledge, Spear, Safer, Harmon & Co. is no longer performing public company audits. The Registrant is actively pursuing a successor accounting firm.

          The Registrant has authorized Spear, Safer, Harmon & Co. to respond fully to the inquiries of any successor accounting firm.

      The Company has provided Spear, Safer, Harmon & Co. with these disclosures, and has requested that they furnish the Company with a letter, addressed to the Securities and Exchange Commission, stating whether or not they agree with the statements contained herein, as required by Item 304(a)(3) of Regulation S-B.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         None.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        ANDEAN      DEVELOPMENT
CORPORATION

Date:  March 23, 2000                              By:/s/ Lance Larson
                                                  ----------------------------
                                                  Lance Larson, Director